                                                                    EXHIBIT 23.1







                         CONSENT OF INDEPENDENT AUDITORS








The Board of Directors
Community Financial Group, Inc.:

We consent to the use of our reports incorporated herein by reference.




                                             KPMG LLP



Nashville, Tennessee
July 19, 2000






                                       10